UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2007

ARGYLE SECURITY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Stockholder Presentation

Commencing May 2, 2007, Argyle Security Acquisition Corporation (“Argyle”) intends to hold presentations for its stockholders regarding its proposed acquisition of ISI Detention Contracting Group, Inc. (“ISI”), as described in Argyle’s Form 8-K dated December 8, 2006. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

Argyle and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Argyle stockholders to be held to approve the acquisition of ISI. Argyle’s stockholders are advised to review Argyle’s registration statement on Form S-4, as amended, preliminary proxy statement and definitive proxy statement, when available, in connection with Argyle’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Bob Marbut, Argyle Security Acquisition Corporation, 200 Concord Plaza, Suite 700, San Antonio, TX 78216. The registration statement on Form S-4, as amended, preliminary proxy statement and definitive proxy statement, when available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Non-GAAP Financial Measures

The presentation attached as Exhibit 99.1 contains disclosure of disclosure of EBITDA and backlog (including "Total Backlog") for certain periods, which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain expenses that Argyle and ISI agreed should not reduce EBITDA. The companies do not expect these expenses to continue after the closing of the merger. Management believes that adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. Management believes that the backlog, or unearned revenues on projects that have been booked, is an appropriate measure of evaluating operating performance, because it reflects future potential revenues. Total Backlog is the aggregate backlog of ISI's three operating divisions, before intercompany eliminations. Adjusted EBITDA or backlog may not be comparable to similarly titled measures reported by other companies. Neither EBITDA nor backlog is a recognized term under U.S. GAAP, and EBITDA and backlog should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. Neither adjusted EBITDA nor backlog is a completely representative measure of either the historical performance or, necessarily, the future potential of ISI.

ISI Financial Results

ISI had revenues of $18.9 million and $13.4 million for the quarters ended March 31, 2007 and March 31, 2006, respectively, representing a $5.5 million increase, or 41%. EBITDA was $1.6 million and $1.0 million for the quarters ended March 31, 2007 and March 31, 2006, respectively. This represents an increase from March 31, 2006 to March 31, 2007 of $0.6 million, or 60%.

Management has historically utilized Earning Before Interest Taxes Depreciation and Amortization (“EBITDA”) as a tool for analyzing segment performance. The calculation is simply Operating Income (Loss) Before Taxes plus interest, taxes, depreciation and amortization expenses. EBITDA is the bench mark used by management for budgeting, performance evaluation and employee compensation. Below are the EBITDA results for years ended December 31, 2004 through December 31, 2006 along with the first quarter ended March 31, 2006 and 2007.

Also included in the table are the adjustments to EBITDA determined in accordance with the merger agreement between Argyle and ISI.

EBITDA by Operating Segment
		Income <Loss>	EBITDA			Adjusted
Operating Segments	Revenue	Before Taxes	Adjustments(1)	EBITDA	Adjustments(2)	EBITDA
ISI
December 31, 2006	$21,779,768	(3,386,287)	$4,387,066	$1,000,779	$900,000	$1,900,779
December 31, 2005	$10,995,182	(3,729,293)	$3,736,423	$7,130	$295,620	$302,750
December 31, 2004	$14,756,861	(4,874,310)	$640,227	$(4,234,083)	$5,285,259	$1,051,176
March 31, 2007 *	$6,112,050	(538,780)	$1,100,430	$561,650	$118,625	$680,275
March 31, 2006 *	$4,294,326	(1,258,161)	$1,067,714	$(190,447)	$224,275	$33,828

MCS Detention
December 31, 2006	$13,434,569	1,501,650	$164,964	$1,666,614	$0	$1,666,614
December 31, 2005	$10,891,378	1,804,103	$182,914	$1,987,017	$0	$1,987,017
December 31, 2004	$11,031,267	2,261,763	$201,954	$2,463,717	$0	$2,463,717
March 31, 2007 *	$3,857,781	336,627	$72,810	$409,437	$0	$409,437
March 31, 2006 *	$4,193,566	929,299	$29,933	$959,232	$0	$959,232

MCS Commercial
December 31, 2006	$22,537,827	1,189,050	$273,991	$1,463,041	$0	$1,463,041
December 31, 2005	$17,347,927	215,872	$262,640	$478,512	$0	$478,512
December 31, 2004	$14,386,858	(328,095)	$431,357	$103,262	$0	$103,262
March 31, 2007 *	$8,882,374	388,056	$85,514	$473,570	$0	$473,570
March 31, 2006 *	$4,902,958	(61,472)	$62,410	$938	$0	$938

Total Company
December 31, 2006	$57,752,164	(695,587)	$4,826,021	$4,130,434	$900,000	$5,030,434
December 31, 2005	$39,234,487	(1,709,318)	$4,181,977	$2,472,659	$295,620	$2,768,279
December 31, 2004	$40,174,986	(2,940,642)	$1,273,538	$(1,667,104)	$5,285,259	$3,618,155
March 31, 2007 *	$18,852,205	185,903	$1,258,754	$1,444,657	$118,625	$1,563,282
March 31, 2006 *	$13,390,850	(390,334)	$1,160,057	$769,723	$224,275	$993,998

Note 1: EBITDA Adjustments					Total
			Interest		EBITDA
Operating Segments	Depreciation	Amortization	Expense	Other(3)	Adjustments
ISI
December 31, 2006	$218,753	$349,446	$3,814,885	$3,982	$4,387,066
December 31, 2005	$210,436	$349,446	$3,174,891	$1,650	$3,736,423
December 31, 2004	$199,507	$38,813	$343,588	$58,319	$640,227
March 31, 2007 *	$103,058	$87,362	$897,067	$12,943	$1,100,430
March 31, 2006 *	$65,242	$87,361	$915,111	$0	$1,067,714

MCS Detention
December 31, 2006	$163,580	$0	$180	$1,204	$164,964
December 31, 2005	$181,936	$0	$0	$978	$182,914
December 31, 2004	$176,724	$0	$0	$25,230	$201,954
March 31, 2007 *	$63,148	$0	$0	$9,662	$72,810
March 31, 2006 *	$29,933	$0	$0		$$29,933

MCS Commercial
December 31, 2006	$258,991	$0	$15,000	$0	$273,991
December 31, 2005	$259,640	$0	$3,000	$0	$262,640
December 31, 2004	$256,477	$0	$174,880	$0	$431,357
March 31, 2007 *	$74,372	$0	$0	$11,142	$85,514
March 31, 2006 *	$62,410	$0	$0	$0	$62,410

Total Company
December 31, 2006	$641,324	$349,446	$3,830,065	$5,186	$4,826,021
December 31, 2005	$652,012	$349,446	$3,177,891	$2,628	$4,181,977
December 31, 2004	$632,708	$38,813	$518,468	$83,549	$1,273,538
March 31, 2007 *	$240,578	$87,362	$897,067	$33,747	$1,258,754
March 31, 2006 *	$157,585	$87,361	$915,111	$0	$1,160,057

Note 2: Adjustments accepted by Argyle merger agreement
		Special
		Management	ISI*MCS	Total
Operating Segments	Other(4)	Bonus	Fees	Adjustments
ISI
December 31, 2006	$500,000	$0	$400,000	$900,000
December 31, 2005	$0	$0	$295,620	$295,620
December 31, 2004	$79,616	$5,150,539	$55,104	$5,285,259
March 31, 2007 *	$0	$0	$118,625	$118,625
March 31, 2006 *	$95,000	$0	$129,275	$224,275

MCS Detention
December 31, 2006	$0	$0	$0	$0
December 31, 2005	$0	$0	$0	$0
December 31, 2004	$0	$0	$0	$0
March 31, 2007 *	$0	$0	$0	$0
March 31, 2006 *	$0	$0	$0	$0

MCS Commercial
December 31, 2006	$0	$0	$0	$0
December 31, 2005	$0	$0	$0	$0
December 31, 2004	$0	$0	$0	$0
March 31, 2007 *	$0	$0	$0	$0
March 31, 2006 *	$0	$0	$0	$0

Total Company
December 31, 2006	$500,000	$0	$400,000	$900,000
December 31, 2005	$0	$0	$295,620	$295,620
December 31, 2004	$79,616	$5,150,539	$55,104	$5,285,259
March 31, 2007 *	$0	$0	$118,625	$118,625
March 31, 2006 *	$95,000	$0	$129,275	$224,275

Note 3:
Taxes and the gain \ loss on sale of assets

Note 4:
ISI - December 31, 2006:
Health insurance resulting from extra ordinary claims				150,000
Employee embezzlement resulting in a binding settlement
repayment agreement due to mediation.				350,000
Total - ISI - December 31, 2006				500,000

ISI - December 31, 2004
Loss from sale of building				79,616

* Unaudited

The total backlog for ISI for the quarters ended March 31, 2007 and March 31, 2006 was $103.1 million and $50.9 million, respectively. The increase from March 31, 2006 to 2007 of $52.2 million represents a 103% growth in the backlog.

ISI Backlog

	ISI	MCS	MCS	Total	Intercompany	Net
Date	Detention	Detention	Commercial	Backlog	Eliminations	Backlog
December 31, 2003	15,026,144	10,085,849	6,646,742	31,758,735	$(5,042,596)	$26,716,139
December 31, 2004	$14,308,348	$6,829,299	$8,870,082	$30,007,729	$(4,166,421)	$25,841,308
December 31, 2005	$33,522,159	$14,697,586	$9,410,114	$57,629,859	$(12,190,414)	$45,439,445
December 31, 2006	$52,341,110	$21,557,283	$9,672,964	$83,571,357	$(17,316,943)	$66,254,414
March 31, 2007 *	$68,177,375	$25,256,802	$9,705,159	$103,139,336	$(19,242,534)	$83,896,802
March 31, 2006 *	$29,555,893	$11,927,281	$9,431,516	$50,914,690	$(9,914,789)	$40,999,901

* Unaudited

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation dated May 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2007	ARGYLE SECURITY ACQUISITION CORPORATION

	By:	/s/ Bob Marbut
Bob Marbut
Chairman and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation dated May 2007